UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2016
Date of Report (Date of earliest event reported)

Vapor Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-51159	98-0427526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20725 NE 16TH AVENUE UNIT A48 MIAMI, FLORIDA	33179
(Address of principal executive offices)	(Zip Code)

(954) 792-8450
Registrant's telephone number, including area code

3901 SW 47TH AVENUE

Suite 415

DAVIE, FLORIDA 33314

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

SECTION 8.01 – OTHER EVENTS

On February 9, 2016, the Registrant changed the address of its corporate headquarters from 3901 SW 47th Avenue, Suite 415, Davie, Florida 33314, to 20725 NE 16th Avenue, Unit A48, Miami, Florida 33179.

Pending assignment of a new phone number from the local telephone company, the existing phone number, (954) 792-8450, shall remain in effect.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

None.

(b)	Not Applicable

(d)	Exhibits:

None.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapor Group, Inc.

Date: February 9, 2016	By:	/s/ Dror Svorai
	Name:	Dror Svorai
	Title:	Chief Executive Officer